UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 22, 2017

REINSURANCE GROUP OF AMERICA, INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Missouri	1-11848	43-1627032
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

16600 Swingley Ridge Road, Chesterfield, Missouri 63017

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (636) 736-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

In a press release dated February 22, 2017, a copy of which is attached hereto as Exhibit 99.1 and the text of which is incorporated by reference herein, Reinsurance Group of America, Incorporated (“RGA”) announced that it will host a conference for institutional investors and analysts at the Grand Hyatt New York hotel in New York City on Thursday, May 18, 2017. A live audio webcast of the presentation will be provided closer to the date of the event and on RGA’s website at www.rgare.com.

The information in this Item 7.01 and the exhibit attached hereto will not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor will such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits. The following documents are filed as exhibits to this report:

99.1	Press Release dated February 22, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REINSURANCE GROUP OF AMERICA, INCORPORATED

Date: February 22, 2017	By:	/s/ Todd C. Larson
Todd C. Larson
Senior Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated February 22, 2017